INVESCO Industrial Income Fund, Inc.

              Supplement to Statement of Additional Information
                             dated November 1, 1997

The section of the above Company's Statement of Additional Information entitled "The Fund and Its Management--Sub-Advisory Agreement" is amended to (1) delete the third paragraph, and (2) substitute the following new paragraph in its place:

           The Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from IFG, at the end of each month, a fee based upon the average daily value of the Fund's net assets at the following annual rates: prior to January 1, 1998, 0.25% on the Fund's average net assets up to $200 million and 0.20% on the Fund's average net assets in excess of $200 million; and, effective January 1, 1998, 0.20% on the first $350 million of the Fund's average net assets, 0.1833% on the next $350 million of the Fund's average net assets and 0.1667% on the Fund's average net assets in excess of $700 million. Effective October 15, 1992, INVESCO Trust has voluntarily agreed to waive that portion of its sub-advisory fee which exceeds 0.18% of the Fund's average net assets in excess of $2 billion. In addition, effective October 21, 1993, INVESCO Trust has voluntarily agreed to waive that portion of its sub-advisory fee which exceeds 0.16% of the average net assets of the Fund in excess of $4 billion. The Sub-Advisory fee is paid by IFG, NOT the Fund.

The date of this Supplement is December 31, 1997.